[Graphic Omitted]

                            Tax-Efficient Equity Fund

                                  ANNUAL REPORT
                                October 31, 1999

                  THE 59 WALL STREET TAX-EFFICiENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1999


    Shares                                     Value
    -------                                 ----------

            COMMON STOCKS (97.5%)
            BASIC MATERIALS (2.9%)
    13,425  Monsanto Co.................    $  516,863
     8,500  DuPont E.I. DeNemours & Co...      547,719
                                            ----------
                                             1,064,582
                                            ----------
            CAPITAL GOODS/DURABLES (9.6%)
    12,500  Deere & Co...................      453,125
    12,614  General Electric Co..........    1,709,985
     9,000  Illinois Tool Works, Inc.....      659,250
     8,550  Lear Corp.*..................      288,563
     6,500  United Technologies Corp.....      393,250
                                            ----------
                                             3,504,173
                                            ----------
            CONSUMER NON-DURABLES (6.2%)
    13,000  Avon Products, Inc...........      419,250
     7,000  Coca Cola Co.................      413,000
    12,000  Estee Lauder Companies, Inc..      559,500
     8,405  Procter & Gamble Co..........      881,474
                                            ----------
                                             2,273,224
                                            ----------
            ENERGY (6.3%)
     4,710  BP Amoco ADR.................      272,002
    20,982  Royal Dutch Petroleum Co.....    1,257,609
    20,012  Williams Companies, Inc......      750,450
                                            ----------
                                             2,280,061
                                            ----------
            FINANCE (12.2%)
     5,000  American Express Co..........      770,000
    14,916  American International Group.    1,535,416
    10,200  Bank of New York Co, Inc.....      427,125
    10,234  Citigroup, Inc...............      553,915
     6,900  Merrill Lynch & Co. Inc......      541,650
     8,713  SunTrust Banks, Inc..........      637,683
                                            ----------
                                             4,465,789
                                            ----------
            HEALTH (10.7%)
    15,864  Bristol Myers Squibb Co......    1,218,553
    19,336  Guidant Corp.................      954,715
    11,746  Lilly (Eli) & Co.............      809,006
    26,814  Medtronic, Inc...............      928,435
                                            ----------
                                             3,910,709
                                            ----------
            RETAIL (6.8%)
    10,200  CVS Corp.....................      443,062
    17,437  Dayton Hudson Corp...........    1,126,866
     8,000  Home Depot, Inc..............      604,000
     4,000  Kohls Corp.*.................      299,250
                                            ----------
                                             2,473,178
                                            ----------
            SERVICES (13.3%)
     4,000  DST Systems, Inc.*...........      254,750
    14,500  New York Times Co. (Class A).      583,625
    13,430  CBS Corp.....................      655,552
    12,676  Carnival Corp................      564,082
    18,348  Cox Communications, Inc......      833,687
    28,062  Qwest Communications
              International, Inc.........    1,009,355
    13,401  Time Warner, Inc.............      933,882
                                            ----------
                                             4,834,933
                                            ----------
            TECHNOLOGY (25.1%)
    13,992  Automatic Data Processing, Inc.    674,239
    18,134  Cadence Design Systems, Inc.*      275,410
    20,864  Cisco Systems, Inc...........    1,544,588
    12,000  Dell Computer Corp...........      481,125
    12,288  EMC Corp.....................      897,024
     8,572  Hewlett-Packard Co...........      634,864
     8,340  International Business
              Machines Corp..............      820,448
    10,000  Lucent Technologies, Inc.....      642,500
     8,000  Microsoft Corp...............      740,500
    11,738  Sun Microsystems, Inc........    1,241,660
    11,706  PE Biosystem Group Corp......      759,427
     5,000  Texas Instruments, Inc.......      448,750
                                            ----------
                                             9,160,535
                                            ----------
            UTILITIES (4.4%)
    10,000  DTE Energy Co................      331,875
    10,725  GTE Corp.....................      804,375
    12,000  DQE, Inc.....................      479,250
                                            ----------
                                             1,615,500
                                            ----------

TOTAL INVESTMENTS
(identified cost $29,292,875)(a) .....................  97.5%       $35,582,684
CASH AND OTHER ASSETS in excess of LIABILITIES .......   2.5            915,126
                                                       -----        -----------
NET ASSETS ........................................... 100.0%       $36,497,810
                                                       =====        ===========
----------
*   Non-income producing security.
(a) The aggregate cost for federal income tax purpose is $29,292,875, the aggregate gross unrealized appreciation is $7,100,311, and the aggregate gross unrealized depreciation is $810,502, the net unrealized appreciation of $6,289,809.

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1999


   ASSETS:
      Investments in securities, at value
        (identified cost $29,292,875) (Note 1)..................... $35,582,684
      Cash.........................................................       4,241
      Receivables for:
        Capital stock sold.........................................     923,738
        Dividends..................................................      13,839
        Other......................................................      10,832
                                                                    -----------
              Total Assets ........................................  36,535,334
                                                                    -----------

   LIABILITIES:
      Payables for:
        Capital stock redeemed.....................................       2,000
        Expense Payment Fee (Note 2)...............................      31,084
        Administrative fee (Note 2)................................       4,440
                                                                    -----------
              Total Liabilities ....................................     37,524
                                                                    -----------

   NET ASSETS ......................................................$36,497,810
                                                                    ===========

   Net Assets Consist of:
      Paid-in capital.............................................. $30,237,266
      Accumulated net realized loss on investments..................    (29,265)
      Net unrealized appreciation...................................  6,289,809
                                                                    -----------
   Net Assets.......................................................$36,497,810
                                                                    ===========

   NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($36,497,810 / 2,850,745 shares)..............................     $12.80
                                                                         ======

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                             STATEMENT OF OPERATIONS
                      For the period from November 2, 1998
                (commencement of operations) to October 31, 1999



INVESTMENT INCOME:
      Income:
        Dividends (net of withholding taxes of $5,461) .........     $  257,043
        Interest ...............................................         24,068
                                                                     ----------
              Total Income .....................................        281,111
                                                                     ----------

      Expenses:
        Expense payment fee (Note 2) ...........................        310,596
        Administrative fee (Note 2) ............................         44,371
                                                                     ----------

              Total Expenses ...................................        354,967
                                                                     ----------

              Net Investment Loss ..............................        (73,856)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
      Net realized loss on investments .........................        (29,265)

      Net change in unrealized appreciation on investments .....      6,289,809
                                                                     ----------

              Net Realized and Unrealized Gain .................      6,260,544
                                                                     ----------

      Net Increase in Net Assets Resulting from Operations .....     $6,186,688
                                                                     ==========

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                  For the
                                                                period from
                                                              November 2, 1998
                                                               (commencement
                                                             of operations) to
                                                             October 31, 1999
                                                             -----------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
      Net investment loss ..................................    $   (73,856)
      Net realized loss on investments .....................        (29,265)
      Net change in unrealized appreciation on investments .      6,289,809
                                                                -----------

        Net increase in net assets resulting from operations      6,186,688
                                                                -----------

   Capital stock transactions (Note 4):
      Net proceeds from sales of capital stock .............     36,603,730
      Net cost of capital stock redeemed ...................     (6,292,608)
                                                                -----------

        Net increase in net assets resulting
          from capital transactions ........................     30,311,122
                                                                -----------

            Total increase in net assets ...................     36,497,810

NET ASSETS:
   Beginning of period .....................................              0
                                                                -----------

   End of period ...........................................    $36,497,810
                                                                ===========

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                    Selected per share data and ratios for a share outstanding throughout the period



                                                                    For the
                                                                  period from
                                                               November 2, 1998
                                                                (commencement
                                                               of operations) to
                                                               October 31, 1999
                                                              -----------------
Net asset value, beginning of period ..........................     $10.00

Income from investment operations:
   Net investment income ......................................      (0.03)
   Net realized and unrealized gain ...........................       2.83
                                                                    ------
   Net asset value, end of period .............................     $12.80
                                                                    ======

Total return ..................................................      28.00%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted) ..................    $36,498
   Expenses as a percentage of average net assets1 ............       1.20%(2)
   Ratio of net investment income to average net assets .......      (0.25%)(2)

Portfolio turnover rate .......................................         37%(2)

----------

1 Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

            Ratio of expenses to average net assets ...........       1.29%

            Total return ......................................      27.91%

2     Annualized.

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS


      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax-Efficient Equity Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1999.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2.    Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1999 the Fund incurred $44,371 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 1999, 59 Wall Street Administrators, Inc. incurred $338,663 in expenses, including investment advisory fees of $192,274 and shareholder servicing/eligible institution fees of $73,951, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

      3. Investment Transactions. For the period ended October 31, 1999 the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $40,652,197 and $11,330,057, respectively . For that same period, the Fund paid brokerage commissions of $41,963 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Fund were reduced by $258 as a result of an expense offset arrangement with the Fund's custodian.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:
                                     For the year ended October 31, 1999
                                     -----------------------------------
       Capital stock sold ........             3,373,701
       Capital stock repurchased .              (522,956)
                                               ---------
       Net increase ..............             2,850,745
                                               =========

       5. Federal Income Tax Status. At October 31, 1999, the Fund, for federal income taxes purposes, had a capital loss carryforward of $29,265, which may be applied against any net taxable realized gain of each succeeding year until the earliest of its utilization or expiration on October 31, 2007.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders The 59 Wall Street Tax-Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Tax-Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1999, the related statements of operations and changes in net assets and the financial highlights for the period from November 2, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Tax-Efficient Equity Fund at October 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the period from November 2, 1998 to October 31, 1999, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Boston, Massachusetts
December 17, 1999

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1999.

Tax-Efficient Equity Fund

       The Tax-Efficient Equity Fund rose 28.0% over its first fiscal year of operation, outpacing the 25.7% total return of the S&P 500 Index over the past year. The Fund outperformed its benchmark for three main reasons. First, its overall positioning as a growth oriented portfolio helped as growth outperformed value over the past year by 7 1/4%. Second, stock selection helped as individual issues, particularly in the energy, retail and service economic sectors, outperformed their respective economic sector returns. Finally, the fund had an over-weighting within the service economic sector for the year and an under-weighting within the utility economic sector, both of which added to performance versus the benchmark.


                   Tax-Efficient Equity Fund Growth of $10,000

                        [Table depicted as a line chart]

   DATE             Tax Efficient Equity Fund*      S&P 500 Index
   ----             -------------------------      --------------

 11/2/98                      10,000                   10,000
 11/30/98                     10,420                   10,606
 12/31/98                     11,390                   11,217
 01/31/99                     11,650                   11,685
 02/28/99                     11,540                   11,322
 03/31/99                     12,120                   11,775
 04/30/99                     12,490                   12,231
 05/31/99                     12,240                   11,943
 06/30/99                     12,650                   12,605
 07/31/99                     12,300                   12,212
 08/31/99                     12,430                   12,151
 09/30/99                     12,070                   11,818
 10/31/99                     12,800                   12,566


--------------------------------------------------------------------------------
                             Total Return
                             ------------
                         Inception to 10/31/99
                   ----------------------------------

                               28.00%

--------------------------------------------------------------------------------

      *net of fees and expenses

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment  Adviser  and
  Administrator
Brown  Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759




This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.